UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2021
SEER, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39747	82-1153150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Bridge Parkway, Suite 102
Redwood City, California 94065
(Address of principal executive offices, including zip code)
650-453-0000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $0.00001 per share	SEER	The Nasdaq Stock Market LLC
(The Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On January 25, 2021, Seer, Inc. (the “Company”) filed a registration statement on Form S-1 (the “Preliminary Prospectus”) with the Securities and Exchange Commission (“SEC”) relating to a proposed public offering of the Company’s Class A common stock (the “Offering”). The Company included the following disclosure in the Preliminary Prospectus (the “Preliminary Estimate”) under the heading “Recent Developments”:
“As of December 31, 2020, our cash, cash equivalents and investments were $431.9 million.”
The Preliminary Estimates are not our final cash, cash equivalents and investments results or a comprehensive statement of our financial results for the year ended December 31, 2020. We caution that our final results for the year ended December 31, 2020 that we will file with the SEC could vary significantly from these Preliminary Estimates as a result of the completion of our customary year-end closing, review and audit procedures and other developments arising between now and the time that our financial results for the year ended December 31, 2020 are finalized. The Preliminary Estimates should not be viewed as a substitute for complete financial statements prepared in accordance with generally accepted in the United States of America (“GAAP”) and they are not necessarily indicative of the results to be achieved in any future period. Accordingly, you should not place undue reliance on the Preliminary Estimates.
Item 8.01.    Other Events.
On January 25, 2021, the Company issued a press release announcing the commencement of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 25, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEER, INC.
By:	/s/ David Horn
David Horn
Chief Financial Officer
Date: January 25, 2021